UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31

Date of Reporting Period: March 31, 2013

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Annual Report | March 31, 2013

First Opportunity Fund, Inc.	Letter from the Advisers
March 31, 2013 (Unaudited)

Dear Stockholders:

Before delving into a discussion about the strong absolute performance of the First Opportunity Fund, Inc. (the Fund) over the one-year period ending March 31, 2013, I would like to take a few moments to reflect back on what has been a year of transition. The US trudged through a hotly contested presidential election cycle, Europe continued to manage through its sovereign debt issues, and economic indicators slowly turned positive. At the Fund level, the management of the Legacy Portfolio was transitioned from Wellington Management Company, LLP to the existing Advisers of Rocky Mountain Advisers, LLC and Stewart Investment Advisers, LLC. It was even a year of transition for me as I made the move to Colorado in February of last year and began my role as a Portfolio Manager with Rocky Mountain Advisers, LLC. While this transition has kept me quite busy, it has been a smooth one thanks in large part to the high quality individuals I am fortunate to work alongside every day. After over a year on the job, I am proud of what we have accomplished in the past year and am excited about the actions we are currently taking to better serve the Fund’s stockholders in the future. I will discuss some of these actions in greater detail later in this letter, but for now let us proceed with the discussion of the Fund’s performance.

Over the one-year period ending March 31, 2013, the Fund generated a solid absolute return of 13.7% on net assets. Over the same period, the S&P 500 generated a 14.0% return, the Dow Jones Industrial Average (DJIA) generated a 13.4% return and the NASDAQ Composite generated a 7.4% return. The Fund’s strong absolute performance was driven by a combination of favorable market conditions and solid execution upon our investment philosophy of buying good businesses at attractive valuations. Our commitment to this philosophy allowed us to identify and take advantage of multiple attractive investment opportunities over the past year, many of which proved to be key contributors to the Fund’s overall performance.

	3 mos.	6 mos.	One Year	Three Years*	Five Years*	Ten Years*	Since June 2010**
FOFI (NAV)	6.2%	7.6%	13.7%	8.9%	1.5%	6.2%	9.9%
FOFI (Market)	5.6%	6.1%	15.2%	4.9%	-1.6%	3.2%	9.7%
S&P 500 Index	10.6%	10.2%	14.0%	12.7%	5.8%	8.5%	16.2%
DJIA	11.9%	10.0%	13.4%	13.3%	6.5%	8.9%	16.7%
NASDAQ Composite	8.5%	5.8%	7.4%	12.3%	8.7%	10.3%	15.4%

*	Annualized
**	Annualized since June 1, 2010, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Annual Report | March 31, 2013	1

Letter from the Advisers	First Opportunity Fund, Inc.
March 31, 2013 (Unaudited)

One of these key contributors to the Fund’s performance on an absolute and relative basis for the one-year period was the Fund’s position in JPMorgan Chase & Company (JPMorgan). In May of 2012, JPMorgan’s share price fell sharply as the company disclosed large trading losses as part of the then-developing “London Whale” story. Upon researching the situation, we felt this was an obvious negative for the company, but one the company would be able to manage without materially damaging its business value over the long-run. More importantly, we believed the share price at the time represented an attractive discount to our estimate of the company’s underlying intrinsic value. As a result, we took the opportunity to build a sizable position in JPMorgan, which generated a 37.7% return over the period and grew to account for roughly 4.7% of the Fund’s total assets as of the period end. Despite the strong share price performance over the last several months, we believe the market continues to underappreciate the company and its stock and we remain comfortable with the Fund’s current position.

Another key contributor to performance on an absolute and relative basis was the Fund’s combined position in the common shares and American Depository Receipts (ADRs) of Sanofi, which collectively accounted for roughly 3.8% of the Fund’s total assets at period end. For the period, Sanofi’s common shares and ADRs generated total returns of 32.8% and 35.7% respectively. The Fund’s position in Sanofi increased early in the period as we opportunistically added to it on a material pullback in the share’s price. While Sanofi has been a solid performer for the Fund over the last several months, we continue to view the name favorably and are comfortable with the Fund’s current position for a variety of reasons including the company’s strong free cash flow generation, operational improvements and potential growth from a solid product portfolio and pipeline.

Cisco Systems, Inc. (Cisco) was another key contributor to performance on an absolute and relative basis. The Fund’s position in Cisco was initiated during the period and has quickly become one of the Fund’s larger positions accounting for approximately 4.4% of total assets at period end. This large position size has been partially attributable to market appreciation as the position generated a 25.2% return during the period. While the Fund’s position in Cisco has performed well, we expect it to be a solid contributor to performance over the long-run as we believe its stock continues to trade at an attractive discount to our estimate of intrinsic value.

Other contributors to absolute performance for the period were the Fund’s position in Wolf Creek Investors (Bermuda), L.P. (Wolf Creek) and Bay Pond, L.P. (Bay Pond). For the period, Wolf Creek generated a 13.4% return and Bay Pond generated an 8.9% return. Their large contribution to performance was partially driven by their large position sizes as each accounted for roughly 16.7% of total assets. While both positions generated solid absolute returns during the period, their returns trailed those of the S&P 500 resulting in a drag on relative performance. While Wolf Creek and Bay Pond each account for a large percentage of total holdings, we remain comfortable with both positions at this time.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was its position in Freeport-McMoRan Copper & Gold, Inc. (Freeport-McMoRan). For the period, the Fund’s position in Freeport-McMoRan generated a negative 8.5% return and accounted for roughly 4.6% of total assets at period end. The poor performance during the period was driven by two primary factors. The first of these was a decline in copper prices in the later part of the period amid growing concerns of a potential near-term supply glut. The second factor was the market’s negative reception of the company’s plans to acquire two oil and gas companies: McMoRan Exploration Company (McMoRan) and Plains Exploration & Production Company (Plains).

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First Opportunity Fund, Inc.	Letter from the Advisers
March 31, 2013 (Unaudited)

In the case of the planned acquisitions, we believe the market simply underappreciates the large potential upside provided by the resource reserves being acquired by Freeport-McMoRan. In regards to a potential near-term supply glut for copper, we tend to agree with the market. The data does suggest new supply growth will outpace demand growth in the near future potentially pushing the copper market into a period of oversupply. However, where the market sees risk, we see opportunity. The divergence in viewpoints is primarily due to a difference in investment holding periods. Due to the rise of high frequency trading among other factors, a large portion of today’s market participants attempt to generate returns by speculating on the short-term movements in a stock. We focus on investing in good businesses for the long-run. By doing this, we strive to look through short-term issues to understand a business’s underlying fundamentals and long-term prospects. In Freeport-McMoRan, we see a high quality asset base operated by one of the copper industry’s leading and lowest cost operators that has the ability to generate solid free cash flow even at lower copper prices. We anticipate that this free cash flow will go to support an attractive dividend and to quickly de-leverage the company’s balance sheet. While supply and demand fundamentals will be weak in the near-term, we believe they will improve over the longer-run as demand gradually recovers and new supply growth remains limited past near-term capacity additions. In the end, we believe the share price for Freeport-McMoRan materially discounts the company’s long-term prospects and have continued to add to the position.

Another key detractor to performance on an absolute and relative basis was the Fund’s position in the ADRs of POSCO. POSCO accounted for roughly 1.7% of the total portfolio at period end and generated a negative 5.0% return for the period. POSCO is a South Korean steel producer and is considered among the lowest cost operators in the world. As we believe the company’s stock remains attractively valued, we added to the position during the period. Unfortunately, these purchases occurred right before tensions between North Korea, South Korea and the United States began to intensify. As the rhetoric and antagonistic actions out of North Korea increased, South Korean financial markets and POSCO’s share price were pulled lower contributing to the position’s poor performance during the period.

Midland Holdings Limited (Midland) was another key detractor to performance on an absolute and relative basis as well. The Fund’s position in Midland accounted for approximately 0.4% of total assets at period end and generated a negative 8.0% return during the period. Midland is one of the two dominant real estate agency firms in Hong Kong with additional operations in Mainland China and Macau. Over the past year government authorities have introduced new policies aimed at cooling Hong Kong’s property markets, which have reduced property transaction volumes and pressured transaction values. As these are two key drivers of revenue and earnings for Midland, the company’s operations and stock were negatively impacted during the period. We continue to remain comfortable with the Fund’s position in Midland as the company is one of only two dominant players in Hong Kong, generates solid free cash flow and remains in our view attractively valued, especially after accounting for the company’s large cash position.

Additional positions that detracted from performance were the Fund’s positions in Pengrowth Energy Corporation and J. Caird Partners, L.P. (J. Caird), which generated returns of a negative 38.6% and a negative 10.2% for the period respectively. It is important to note that both of these positions were sold out of the Fund during the period. While there were many different reasons for selling out of these positions, the common thread between them was our belief that more attractive investment opportunities were available elsewhere in the market.

In the end, the net result for the Fund was a strong absolute performance for the one-year period ending March 31, 2013. While satisfied with the result, we firmly believe there is always room for improvement. As I mentioned earlier, we are in the process of implementing a variety of actions

Annual Report | March 31, 2013	3

Letter from the Advisers	First Opportunity Fund, Inc.
March 31, 2013 (Unaudited)

that we expect will allow us to better serve the Fund’s stockholders and hopefully reduce the Fund’s share price discount to net asset value per share. While many of these initiatives are still being analyzed and developed, it is too early for us to discuss them in detail at this time. However, we are progressing quickly on the initiatives announced in the last stockholder letter. The chief among these will be the launch of our new website in the next couple of months. After listening to stockholder feedback, we recognized the need to address the market’s perception of the Fund and the Advisers. It is our hope that the new website presentation will attend to this issue by providing current and potential stockholders an enhanced understanding of the Fund, the Advisers, and our investment philosophy. In addition, we remain focused on improving the quality of our stockholder communications. This includes the stockholder letter, which I hope has provided an increasing amount of insight into the Fund and how it is being managed. As part of this effort, I encourage stockholders to let us know if there are any topics you would like us to address in future letters.

As stated earlier, I am excited about the actions we are currently taking to better serve the Fund’s stockholders and look forward to their eventual rollout. In the meantime, I hope you have a safe and happy summer.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

May 6, 2013

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on Investments in Hedge Funds: The Fund’s investment advisers feel it is important that stockholders be aware that the Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund that has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

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First Opportunity Fund, Inc.	Letter from the Advisers
March 31, 2013 (Unaudited)

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on the Fund’s Use of Leverage. The Fund has the ability to leverage through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long term; however, this objective may not be achieved in all interest rate and investment environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. In the event the Fund utilizes leverage there are other risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing would increase costs to the Fund, subject the Fund to contractual restrictions on its operations and require the Fund to maintain certain asset coverage ratios on any outstanding indebtedness.

Annual Report | March 31, 2013	5

Financial Data	First Opportunity Fund, Inc.
March 31, 2013

		Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
3/31/12	$ 9.30	$ 7.05	$ 0.00
4/30/12	9.24	7.35	0.00
5/31/12	8.92	7.00	0.00
6/30/12	9.15	7.08	0.00
7/31/12	9.22	7.07	0.00
8/31/12	9.47	7.14	0.00
9/30/12	9.82	7.65	0.00
10/31/12	9.82	7.67	0.00
11/30/12	9.80	7.72	0.00
12/31/12	9.95	7.69	0.00
1/31/13	10.39	8.00	0.00
2/28/13	10.36	7.97	0.00
3/31/13	10.57	8.12	0.00

Investments as a % of Net Assets

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
March 31, 2013

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS (96.4%)
DOMESTIC COMMON STOCKS (53.9%)
Banks & Thrifts (11.2%)
29,289	Bank of Commerce Holdings	$147,324
35,498	Carolina Trust Bank*	108,979
43,644	Central Valley Community Bancorp	369,665
12,300	Citizens & Northern Corp.	239,850
60,000	Community Bank*(a)(b)(c)	5,806,200
55,000	Coronado First Bank*	514,250
65,566	Eastern Virginia Bankshares, Inc.*	371,103
4,300	First Advantage Bancorp	54,825
39,700	First American International*(a)(b)(c)	795,588
116,276	First Capital Bancorp, Inc.*	374,409
66,726	First Southern Bancorp, Inc. - Class B	397,020
193,261	Florida Capital Group*(a)(b)(c)	5,218
126,100	Metro Bancorp, Inc.*	2,085,694
905,600	National Bancshares, Inc.*(a)(b)(c)	321,397
4,000	North Dallas Bank & Trust Co.	184,000
30,400	Oak Ridge Financial Services, Inc.*	127,072
1,900	Old Point Financial Corp.	24,510
44,300	OmniAmerican Bancorp, Inc.*	1,119,904
153,990	Pilot Bancshares, Inc.*	140,131
190,540	Republic First Bancorp, Inc.*	527,796
92,195	Southern First Bancshares, Inc.*	963,438
79,900	Southern National Bancorp of Virginia, Inc.	773,432
302,900	Square 1 Financial, Inc.*(a)(b)(c)	2,083,952
62,746	Square 1 Financial, Inc. - Class A*(a)(b)(c)	431,692
41,122	Valley Commerce Bancorp	456,454
419,789	Wells Fargo & Co.	15,527,995
12,404	Xenith Bankshares, Inc.*	64,004

		34,015,902

Construction Machinery (0.5%)
17,200	Caterpillar, Inc.	1,495,884

Diversified Financial Services (6.1%)
60,000	Independence Financial Group, Inc.*(a)(b)(c)	545,400
303,800	JPMorgan Chase & Co.	14,418,348
125,890	Mackinac Financial Corp.	1,159,447
455,100	Ocwen Structured Investments, LLC*(a)(b)(c)	285,712
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	929,750
47,960	Tiptree Financial*(a)(c)(d)	1,160,632

		18,499,289

Environmental Control (0.3%)
30,000	Republic Services, Inc.	990,000

Annual Report | March 31, 2013	7

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2013

Shares	Description	Value (Note 2)

Healthcare Products & Services (2.5%)
91,800	Johnson & Johnson	$7,484,454

Insurance (2.2%)
19,678	Forethought Financial Group, Inc. - Class A*(a)(b)(c)	6,676,155

Mining (4.6%)
425,300	Freeport-McMoRan Copper & Gold, Inc.	14,077,430

Mortgages & REITS (0.0%)(f)
155,504	Newcastle Investment Holdings Corp., REIT*(c)	72,356
87,900	Verde Realty, Escrow Shares*(a)(b)(c)	26,018

		98,374

Oil & Gas (4.2%)
97,300	Chevron Corp.	11,561,186
30,000	Linn Energy LLC	1,137,000

		12,698,186

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	904,371

Pipelines (0.7%)
33,250	Enterprise Products Partners LP	2,004,642

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	827,600
18,727	RMR Real Estate Income Fund	389,522

		1,217,122

Retail (4.1%)
253,700	Kohl’s Corp.	11,703,181
10,000	Wal-Mart Stores, Inc.	748,300

		12,451,481

Savings & Loans (7.2%)
10,000	Auburn Bancorp, Inc.*	30,600
40,846	CFS Bancorp, Inc.	323,092
33,500	Eagle Bancorp	364,145
31,254	Georgetown Bancorp, Inc.	429,742
84,989	Hampden Bancorp, Inc.	1,309,680
22,030	HF Financial Corp.	302,031
47,216	Home Bancorp, Inc.*	878,690
88,948	Home Federal Bancorp, Inc.	1,138,534
42,000	Liberty Bancorp, Inc.	441,000
16,122	Malvern Bancorp, Inc.*	190,723
310,300	MidCountry Financial Corp.*(a)(b)(c)	3,171,266
11,314	Newport Bancorp, Inc.*	196,864

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
March 31, 2013

Shares	Description	Value (Note 2)

Savings & Loans (continued)
106,998	Ocean Shore Holding Co.	$1,604,970
29,100	Old Line Bancshares, Inc.	361,422
168,810	Pacific Premier Bancorp, Inc.*	2,219,852
165,930	Perpetual Federal Savings Bank(e)	2,737,845
40,650	Redwood Financial, Inc.(e)	660,563
89,993	River Valley Bancorp(e)	1,800,760
6,300	Royal Financial, Inc.*	27,090
273,079	SI Financial Group, Inc.	3,301,525
110,500	Third Century Bancorp*(e)	442,000

		21,932,394

Software & Services (4.0%)
57,000	International Business Machines Corp.	12,158,100

Technology, Hardware & Equipment (4.8%)
638,825	Cisco Systems, Inc.	13,357,831
23,000	Harris Corp.	1,065,820

		14,423,651

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	1,444,380
11,000	Philip Morris International, Inc.	1,019,810

		2,464,190

TOTAL DOMESTIC COMMON STOCKS (Cost $152,176,799)		163,591,625

FOREIGN COMMON STOCKS (8.4%)
Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	592,758

Food (0.4%)
18,000	Nestle SA	1,301,696

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs AG	1,253,051

Iron/Steel (1.8%)
72,000	POSCO, ADR	5,307,120

National Stock Exchange (0.5%)
17,776	NSE India, Ltd.*(a)(b)(c)	1,615,421

Annual Report | March 31, 2013	9

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2013

Shares	Description	Value (Note 2)

Oil & Gas (0.4%)
18,000	Total SA, Sponsored ADR	$863,640
8,000	Transocean, Ltd.*	415,680

		1,279,320

Pharmaceuticals (3.8%)
24,000	Sanofi	2,438,702
180,300	Sanofi, ADR	9,209,724

		11,648,426

Real Estate (0.9%)
98,000	Cheung Kong Holdings, Ltd.	1,446,793
2,490,000	Midland Holdings, Ltd.	1,100,244

		2,547,037

TOTAL FOREIGN COMMON STOCKS (Cost $22,735,279)		25,544,829

DOMESTIC LIMITED PARTNERSHIPS (16.7%)
	Bay Pond Partners, LP*(a)(b)(c)	50,791,303

TOTAL DOMESTIC LIMITED PARTNERSHIPS (Cost $39,387,185)		50,791,303

FOREIGN LIMITED PARTNERSHIPS (16.7%)
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(a)(b)(c)	50,792,985

TOTAL FOREIGN LIMITED PARTNERSHIPS (Cost $40,043,650)		50,792,985

DOMESTIC PREFERRED STOCKS (0.6%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(a)(c)(d)	1,777,824

TOTAL DOMESTIC PREFERRED STOCKS (Cost $1,600,000)		1,777,824

DOMESTIC WARRANTS (0.1%)
116,276	First Capital Bancorp, Inc., Warrant, strike price $ 1.00, Expires 2/8/2022*(c)	104,125

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
March 31, 2013

Shares	Description	Value (Note 2)

DOMESTIC WARRANTS (continued)
26,230	Flagstar Bancorp, Warrant, strike price $ 10.00, Expires 1/30/2019*(c)	$185,475

		289,600

TOTAL DOMESTIC WARRANTS (Cost $ 0)		289,600

TOTAL LONG TERM INVESTMENTS (Cost $ 255,942,913)		292,788,166

SHORT TERM INVESTMENTS (3.7%)
Money Market Funds (3.7%)
4,299,717	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.011%)	4,299,717
6,900,000	JPMorgan Prime Money Market Fund (7 day Yield 0.081%)	6,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $ 11,199,717)		11,199,717

TOTAL INVESTMENTS (100.1%) (Cost $ 267,142,630)		303,987,883
TOTAL LIABILITIES LESS OTHER ASSETS (-0.1%)		(222,066)

TOTAL NET ASSETS (100.0%)		$303,765,817

*	Non-income producing security.
(a)	Indicates a security which is considered restricted. Also see Notes to Consolidated Financial Statements.
(b)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2013, these securities had a total value of $123,348,307 or 40.61% of total net assets.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of March 31, 2013 was $127,578,469 or 42.00% of total net assets.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013 these securities had a total value of $3,868,206 or 1.27% of total net assets.

(e)	Affiliated Company. See Notes to Consolidated Financial Statements.
(f)	Less than 0.05% of total net assets.

Common Abbreviations:

AB	- Aktiebolag is the Swedish equivalent of the term corporation
ADR	- American Depositary Receipt

Annual Report | March 31, 2013	11

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
March 31, 2013

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets
United States	75.0
Bermuda	16.7
France	4.1
South Korea	1.8
Hong Kong	0.8
Switzerland	0.6
India	0.5
Germany	0.4
Denmark	0.2
Other Assets and Liabilities	(0.1)

    See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.	Consolidated Statement of Assets and Liabilities
March 31, 2013

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $264,393,663) (Note 2)	$298,346,715
Investments, at value of Affiliated Securities (Cost $2,748,967) (Notes 2 and 9)	5,641,168

Total Investments, at value	303,987,883
Dividends and interest receivable	125,227
Foreign currency, at value (Cost $25,765)	25,312
Dividends reclaim receivable	23,205
Cash	13,742
Prepaid expenses and other assets	21,849

Total Assets	304,197,218

LIABILITIES
Investment co-advisory fees payable (Note 3)	220,140
Audit and tax fees payable	127,000
Administration and co-administration fees payable (Note 3)	43,413
Custody fees payable	17,094
Legal fees payable	10,976
Printing fees payable	8,734
Directors’ fees and expenses payable (Note 3)	49
Accrued expenses and other payables	3,995

Total Liabilities	431,401

Net Assets	$303,765,817

NET ASSETS CONSIST OF:
Par value of common stock (Note 5)	$28,739
Paid-in capital in excess of par value of common stock	331,309,474
Undistributed net investment income	7,171,861
Accumulated net realized loss on investments sold and foreign currency related transactions	(71,587,422)
Net unrealized appreciation on investments and foreign currency translation	36,843,165

Net Assets	$303,765,817

Net Asset Value, $303,765,817/28,739,389 Shares Outstanding	$10.57

    See Accompanying Notes to Consolidated Financial Statements.

Annual Report | March 31, 2013	13

Consolidated Statement of Operations	First Opportunity Fund, Inc.
For the Year Ended March 31, 2013

INVESTMENT INCOME
Dividends from Unaffiliated Securities (net of foreign withholding taxes $94,554)	$4,177,683
Dividends from Affiliated Securities	225,139
Interest	53,161

Total Investment Income	4,455,983

EXPENSES
Investment co-advisory fees (Note 3)	2,357,212
Administration and co-administration fees (Note 3)	633,726
Audit and tax fees	134,604
Directors’ fees and expenses (Note 3)	126,141
Legal fees	88,152
Insurance expense	42,861
Printing fees	33,371
Custody fees	31,947
Transfer agency fees	24,080
Other	37,786

Total Expenses before fee waiver	3,509,880
Less fees waived by investment advisers (Note 3)	(343,203)

Total Net Expenses	3,166,677

Net Investment Income	1,289,306

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	(26,025,125)
Affiliated securities	(1,151,746)
Foreign currency related transactions	7,459

(27,169,412)

Net change in unrealized appreciation/(depreciation) of:
Investment securities	62,296,288
Translation of assets and liabilities denominated in foreign currencies	(15,367)

62,280,921

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	35,111,509

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,400,815

    See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.	Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012

OPERATIONS
Net investment income/(loss)	$1,289,306	$(147,973)
Net realized gain/(loss) on investments and foreign currency related transactions	(27,169,412)	13,876,502
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts and foreign currency translation	62,280,921	(10,380,662)
Net Increase in Net Assets Resulting from Operations	36,400,815	3,347,867

NET ASSETS:
Beginning of period	267,365,002	264,017,135
End of period (including undistributed/(overdistributed) net investment income of $7,171,861 and $(535,971), respectively)	$303,765,817	$267,365,002

    See Accompanying Notes to Consolidated Financial Statements.

Annual Report | March 31, 2013	15

Consolidated Statement of Cash Flows	First Opportunity Fund, Inc.
For the Year Ended March 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$36,400,815
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(91,815,965)
Proceeds from disposition of investment securities	69,185,161
Net sale of short-term investment securities	21,212,641
Decrease in dividends and interest receivable	27,238
Decrease in prepaid expenses and other assets	8,230
Increase in investment co-advisory fees payable	82,175
Increase in audit and tax fees payable	18,494
Decrease in administration and co-administration fees payable	(30,164)
Increase in custody fees payable	12,025
Increase in legal fees payable	13,872
Decrease in printing fees payable	(1,171)
Increase in directors’ fees and expenses payable	49
Increase in accrued expenses and other payables	985
Net change in unrealized appreciation on investments	(62,296,288)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	15,367
Net realized loss from unaffiliated securities	26,025,125
Net realized loss from affiliated securities	1,151,746
NET CASH PROVIDED BY OPERATING ACTIVITIES	10,335

EFFECT OF EXCHANGE RATES ON CASH	(15,367)

NET DECREASE IN CASH AND FOREIGN CURRENCY	(5,032)

CASH AND FOREIGN CURRENCY, BEGINNING BALANCE	$44,086
CASH AND FOREIGN CURRENCY, ENDING BALANCE	$39,054

    See Accompanying Notes to Consolidated Financial Statements

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Intentionally Left Blank

Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income
Distributions paid from net realized capital gains

Total Distributions

Accretive/Dilutive Impact of Capital Share Transactions

Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(b)

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Portfolio turnover rate
Net assets, end of period (in 000’s)
Number of shares outstanding, end of period (in 000’s)

(a)	Based on average shares outstanding during the fiscal period.
(b)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

    See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.

For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

$9.30	$9.19	$8.16	$5.68	$10.18

0.04(a)	(0.01)(a)	(0.02)(a)	0.01	0.17
1.23	0.12	1.05	2.50	(4.57)

1.27	0.11	1.03	2.51	(4.40)

–	–	–	(0.03)	(0.12)
–	–	–	–	(0.01)

–	–	–	(0.03)	(0.13)

–	–	–	–	0.03

$10.57	$9.30	$9.19	$8.16	$5.68

$8.12	$7.05	$7.25	$7.04	$4.32

15.18%	(2.76)%	2.98%	63.76%	(51.03)%

1.26%	1.18%	1.24%	1.64%	1.84%
1.14%	1.05%	N/A	N/A	N/A
0.34%	(0.18)%	(0.19)%	(0.27)%	2.57%
0.46%	(0.06)%	N/A	N/A	N/A
27%	59%	97%	169%	64%
$303,766	$267,365	$264,017	$234,572	$163,291
28,739	28,739	28,739	28,739	28,739

Annual Report | March 31, 2013	19

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2013

NOTE 1. FUND ORGANIZATION

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company; registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is non-diversified and its primary investment objective is total return. The Fund trades over the counter under the trading symbol FOFI.

In seeking to achieve its investment objective, the Fund invests a significant portion of its investments in private investment partnerships and similar investment vehicles (the “Hedge Fund Portfolio”), typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). Under the terms of a sub-advisory agreement, Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”), served as sub-adviser to the Fund and managed the Legacy Portfolio with a view toward holding and opportunistically liquidating the assets. As these assets were sold, the cash proceeds were available to Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA”) (together, RMA and SIA are the “Advisers”) for investment in a wide range of securities which could include, among others, U.S. or foreign common stocks, debt instruments, preferred stocks, securities convertible into common stocks, cash, and cash equivalents (the “Advisers’ Portfolio”). The sub-advisory agreement ended on December 31, 2012. On January 1, 2013 the Advisers assumed management of the Legacy Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES AND SECURITIES VALUATION

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Basis for Consolidation: The accompanying consolidated financial statements include the accounts of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. contains cash and accruals for expenses related to the subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries at March 31, 2013 were $50,734,410 or 16.7% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities)

20	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2013

from independent pricing services, principal market maker or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the Advisers, through approval of the appointment of the members of the Advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Advisers, does not represent fair value (“Fair Value Securities”). The Advisers use a third-party pricing consultant to assist the Advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Advisers and their valuation consultant, as appropriate, use various valuation techniques that utilize both observable and unobservable inputs including tangible book value, zero, adjusted NAV, NAV, comparable company approach, comparable company approach less a 10% discount, greater of modified Black Scholes less a 10% discount or Intrinsic Value less 10% discount, book value, last trade, worthless, target event, and discounted cash flow models. In such circumstances, the Advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the Advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund managers according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (the “NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign

Annual Report | March 31, 2013	21

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2013

securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The Advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1	–	Unadjusted quoted prices in active markets for identical investments

Level 2	–	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Banks & Thrifts	$23,149,948	$1,421,907	$9,444,047	$34,015,902
Construction Machinery	1,495,884	–	–	1,495,884
Diversified Financial Services	15,577,795	–	2,921,494	18,499,289
Environmental Control	990,000	–	–	990,000
Healthcare Products & Services	7,484,454	–	–	7,484,454
Insurance	–	–	6,676,155	6,676,155
Mining	14,077,430	–	–	14,077,430
Mortgages & REITS	–	–	98,374	98,374
Oil & Gas	12,698,186	–	–	12,698,186
Pharmaceuticals	904,371	–	–	904,371
Pipelines	2,004,642	–	–	2,004,642
Registered Investment Companies (RICs)	1,217,122	–	–	1,217,122
Retail	12,451,481	–	–	12,451,481
Savings & Loans	14,449,120	4,312,008	3,171,266	21,932,394
Software & Services	12,158,100	–	–	12,158,100

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2013

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Technology, Hardware & Equipment	$14,423,651	$ –	$ –	$14,423,651
Tobacco Products	2,464,190	–	–	2,464,190
Domestic Common Stocks	135,546,374	5,733,915	22,311,336	163,591,625

Banks & Thrifts	592,758	–	–	592,758
Food	1,301,696	–	–	1,301,696
Insurance	1,253,051	–	–	1,253,051
Iron/Steel	5,307,120	–	–	5,307,120
National Stock Exchange	–	–	1,615,421	1,615,421
Oil & Gas	1,279,320	–	–	1,279,320
Pharmaceuticals	11,648,426	–	–	11,648,426
Real Estate	2,547,037	–	–	2,547,037
Foreign Common Stocks	23,929,408	–	1,615,421	25,544,829

Domestic Limited Partnerships	–	–	50,791,303	50,791,303
Foreign Limited Partnerships	–	–	50,792,985	50,792,985
Domestic Preferred Stocks	–	–	1,777,824	1,777,824
Domestic Warrants	–	289,600	–	289,600
Short Term Investments	11,199,717	–	–	11,199,717
TOTAL	$170,675,499	$6,023,515	$127,288,869	$303,987,883

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last sales price from a data provider at the beginning of the period. Financial assets were transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period. Other financial assets were moved from Level 3 to Level 2 as observable inputs are available for purposes of valuing those assets.

Transfers into and out of Levels 1 and 2 at March 31, 2013 were as follows:

	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Domestic Common Stocks	$2,299,779	$(3,762,371)	$3,762,371	$(2,299,779)
TOTAL	$2,299,779	$(3,762,371)	$3,762,371	$(2,299,779)

Annual Report | March 31, 2013	23

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Total purchases	Total sales	Transfer out of Level 3	Balance as of March 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2013
Domestic Common Stocks	$21,124,331	$(11,008,383)	$15,629,938	$463,902	$(3,714,452)	$(184,000)	$22,311,336	$2,556,962
Foreign Common Stocks	1,385,345	-	230,076	-	-	-	1,615,421	230,076
Domestic Limited Partnerships	65,842,570	449,205	1,729,486	-	(17,229,958)	-	50,791,303	4,134,332
Foreign Limited Partnerships	64,149,927	(792,419)	7,590,196	-	(20,154,719)	-	50,792,985	6,015,797
Domestic Preferred Stocks	1,713,829	-	63,995	-	-	-	1,777,824	63,995
Domestic Warrants	154,559	-	135,041	-	-	(289,600)	-	-
TOTAL	$154,370,561	$(11,351,597)	$25,378,732	$463,902	$(41,099,129)	$(473,600)	$127,288,869	$13,001,162

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Assets and Liabilities under Net unrealized appreciation on investments and foreign currency translation.

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
Banks & Thrifts	$6,928,403	Comparable Company Approach	Discount for Lack of Marketability	10%

			Price to Tangible Book Value Multiple	0.52x - 1.33x
	$2,515,644	Direct Offering Price Approach	Transaction Price	$6.88

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2013

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks: (continued)
Diversified Financial Services	$1,475,150	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book Value Multiple	1.11x - 1.19x
	$1,446,344	Book Value Approach	Book Value Multiple	1.00x
Insurance	$6,676,155	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book Value Multiple	0.88x
Mortgages & REITS	$26,018	Discounted Cash Flow	Discount	20%
	$72,356	Book Value Approach	Book Value Multiple	1.00x
Savings & Loans	$3,171,266	Comparable Company Approach	Discount for Lack of Marketability	10%

			Price to Tangible Book Value Multiple	1.08x
Domestic Preferred Stocks:	$1,777,824	Comparable Security Approach	Spread	3.4%
Foreign Common Stocks:
National Stock Exchange	$1,615,421	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Earnings Multiple	29.24x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Transaction Price	Increase	Decrease
Book Value Multiple	Increase	Decrease
Discount	Decrease	Increase
Spread	Decrease	Increase
Price to Earnings Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income including

Annual Report | March 31, 2013	25

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2013

amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their

26	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2013

assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Industry Diversification: The Fund may not invest more than 25% of its assets in any industry or group of industries. While the Advisers do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code of 1986, as amended by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. AGREEMENTS

RMA and SIA serve as co-advisers to the Fund and make investment decisions on behalf of the Fund. Wellington served as sub-adviser to the Fund until December 31, 2012.

According to the Advisory Agreements, RMA and SIA are paid an advisory fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average monthly total net assets plus leverage, if any (“Managed Assets”) (the “Advisory Fee”). However, RMA and SIA have agreed to waive their fees in an amount equal to up to 1.00% of the Fund’s assets invested in Wellington-affiliated Hedge Funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the Hedge Fund investments. Additionally, effective December 1, 2011, RMA and SIA

Annual Report | March 31, 2013	27

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2013

agreed to waive 0.10% of the Advisory Fee applied to the Advisers’ Portfolio such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets in the Advisers’ Portfolio. Effective December 1, 2012, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee applied to the Advisers’ Portfolio such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets in the Advisers’ Portfolio. The fee waiver agreement has a one-year term and is renewable annually. The waiver does not apply to the Hedge Fund Portfolio.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and is a stockholder of the Fund. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons,” as that term is defined the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a fee equal to 75% of the fees earned by the Advisers, and RMA receives 25% of the fees earned by the Advisers.

According to the Sub-Advisory Agreement ended December 31, 2012, Wellington earned a sub-advisory fee, payable monthly by RMA and SIA, at an annual rate equal to 1.125% of the Fund’s month-end value of the Legacy Portfolio. Effective April 1, 2011, Wellington agreed to voluntarily waive its sub-advisory fees in excess of 0.625%, per annum. Under the terms of the Wellington fee waiver agreement, it was a condition to the waiver that the Advisers and the Fund expressly acknowledge that Wellington may unilaterally terminate the agreement if the Advisers did not pass through the economic benefit of this waiver to the Fund. Accordingly, the Advisers voluntarily agreed to waive any additional fees relating to the Legacy Portfolio to which the Advisers would otherwise be entitled by virtue of Wellington’s waiver.

The term of Wellington’s role as sub-adviser was for an initial two year period and was limited to managing, and if appropriate, opportunistically liquidating a portion of the Fund’s Legacy holdings. On April 27, 2012, the Board renewed the Sub-Advisory Agreement for a term set to expire on December 31, 2012. Upon expiration of the Sub-Advisory Agreement on December 31, 2012, the Advisers assumed direct management of the Legacy Portfolio. As of January 1, 2013, the Advisers receive an advisory fee equal to 1.15%, an increase on the Legacy Portfolio of 0.40% over that previously paid. As a result of the change in the advisory structure, Fund expenses increased.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. The equity owners of FAS are EALLC and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund and the Advisers, as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (the “Co-Administration Fee”). Fees paid to ALPS are calculated based on combined assets of the Fund and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion. In connection with the Hedge Fund Restructuring, the Fund and the Fund’s

28	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2013

wholly-owned Cayman Island subsidiaries entered into an additional Administration Agreement with ALPS to provide certain administrative services to the Cayman Island subsidiaries. Pursuant to the new Administration Agreement, the Fund pays ALPS through its subsidiaries a fee in addition to the Co-Administration Fee at the annual rate of $45,000, payable monthly.

Each Director of FOFI who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the FOFI Board. The chairman of the FOFI Audit Committee receives an additional $1,000 per meeting.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. As compensation for BNY Mellon’s services, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s transfer agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sale of securities for the year ended March 31, 2013, excluding short-term investments, aggregated $91,815,965 and $68,990,315, respectively.

NOTE 5. CAPITAL

As of March 31, 2013, 50,000,000 shares of $0.001 par value common stock (the “Common Stock”) were authorized and 28,739,389 shares were issued and outstanding.

Transaction in common stock were as follows:

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Common Stock outstanding - beginning of period	28,739,389	28,739,389
Common Stock outstanding - end of period	28,739,389	28,739,389

NOTE 6. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board and upon such terms as the Board shall determine. For the years ended March 31, 2013 and March 31, 2012, the Fund did not repurchase any of its own shares.

NOTE 7. SIGNIFICANT STOCKHOLDERS

As of March 31, 2013, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 11,402,886 shares of Common Stock of the Fund, representing approximately 39.7% of the total Common Stock outstanding.

Annual Report | March 31, 2013	29

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2013

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

The Fund paid no distributions during the years ended March 31, 2013 and March 31, 2012.

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$7,297,883
Accumulated capital losses on investments	(68,053,569)
Other cumulative effect of timing differences	(126,022)
Unrealized appreciation on investments	33,309,312
Total	$(27,572,396)

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of March 31, 2013, the Fund had unused pre-enactment capital loss carryovers of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018. Additionally, the Fund had post-enactment capital losses deferred to next tax year of $4,162,322 for short-term and $4,577,443 for long-term.

The Fund has post October capital losses of $14,504,602 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has increased undistributed net investment income by $6,418,526, decreased accumulated Net Realized gains by $(187,985) and decreased paid-in-capital by $(6,230,541) as of March 31, 2013. The reclassifications had no impact on net asset value.

On March 31, 2013, based on cost of $270,676,483 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $55,767,738, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $(22,456,338) and net depreciation of foreign currency and derivatives was $(2,088). This resulted in net unrealized appreciation of $33,309,312.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2013

Name of Affiliate	Beginning Share Balance as of 4/1/12	Purchases	Sales	Ending Share Balance as of 03/31/13	Dividend Income	Realized Gains (Losses)	Value as of 3/31/13
Broadway Financial Corp.	96,980	-	96,980	-	$-	$(299,936)	$-
CCF Holding Co.	340,815	-	340,815	-	-	(899,925)	-
Hampshire First Bank*	179,500	-	179,500	-	-	48,115	-
Perpetual Federal Savings Bank	165,930	-	-	165,930	139,381	-	2,737,845
Redwood Financial, Inc.	40,650	-	-	40,650	10,163	-	660,563
River Valley Bancorp	89,993	-	-	89,993	75,595	-	1,800,760
Third Century Bancorp	110,500	-	-	110,500	-	-	442,000
TOTAL					$225,139	$(1,151,746)	$5,641,168

*

On June 12, 2012, the Fund received 0.7019 of a share of NBT Bancorp, Inc. common stock in exchange for each share of Hampshire First Bank common stock. The Fund did not deem NBT Bancorp, Inc. as an affiliate.

NOTE 10. RESTRICTED SECURITIES

As of March 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of March 31, 2013 were as follows:

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets
Bay Pond Partners, LP	10/3/11	$39,387,185	$50,791,303	16.7%
Community Bank	2/12/08	912,100	5,806,200	1.9%
First American International	11/29/05	1,052,050	795,588	0.3%
Florida Capital Group	8/23/06	2,203,175	5,218	0.0	%(a)
Forethought Financial Group, Inc. - Class A	11/13/09- 9/30/10	4,066,780	6,676,155	2.2%
Independence Financial Group, Inc.	9/13/04	480,000	545,400	0.2%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,777,824	0.6%
MidCountry Financial Corp.	10/22/04	4,654,500	3,171,266	1.0%
National Bancshares, Inc.	6/6/06	2,128,160	321,397	0.1%
NSE India, Ltd.	4/30/10	1,517,269	1,615,421	0.5%
Ocwen Structured Investments, LLC	3/20/07- 8/27/07	1,399,433	285,712	0.1%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	929,750	0.3%
Square 1 Financial, Inc.	5/3/05	3,029,000	2,083,952	0.7%

Annual Report | March 31, 2013	31

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
March 31, 2013

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets
Square 1 Financial, Inc.- Class A	11/7/12	$431,379	$431,692	0.2%
Tiptree Financial	6/4/07- 7/10/09	2,058,848	1,160,632	0.4%
Verde Realty, Escrow Shares	12/21/12	32,523	26,018	0.0	%(a)
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	50,792,985	16.7%
		$107,496,052	$127,216,513	41.9%

(a)	Less than 0.05% of total net assets.

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of March 31, 2013, the Fund held investments in Hedge Funds that are organized as limited partnerships. The Fund’s investments in the Hedge Funds are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Limited Partnerships and Foreign Limited Partnerships.

The Hedge Funds’ investment objectives are to seek long-term capital appreciation through investment primarily in equity and equity-related securities of companies that derive a major portion of profits or anticipated profits from the global financial services sector and related sectors.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. As of March 31, 2013, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

32	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
March 31, 2013

The following table summarizes the Fund’s investments in limited partnerships as of March 31, 2013.

Description	% of Net Assets as of 3/31/13	Value as of 3/31/13	Net Unrealized Gain/(Loss) as of 3/31/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency

Bay Pond Partners, LP	16.7%	$50,791,303	$11,404,118	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice

Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	16.7%	$50,792,985	$10,749,335	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice

Total	33.4%	$101,584,288	$22,153,453

The Fund did not have any outstanding unfunded commitments as of March 31, 2013.

NOTE 12. LINE OF CREDIT

On December 7, 2012 the Fund entered into a Credit Agreement (“Agreement”) with a bank to borrow up to a limit of $30,000,000 pursuant to a line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at an annual rate of 0.80% above one month LIBOR, the period commencing on the date of the borrowing. Interest is payable monthly. During the period ending March 31, 2013, the Fund had no borrowings outstanding under the Agreement.

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

Annual Report | March 31, 2013	33

Report of Independent Registered Public Accounting Firm	First Opportunity Fund, Inc.

To the Stockholders and Board of Directors of First Opportunity Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of First Opportunity Fund, Inc. and subsidiaries (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and hedge funds’ administrator. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Opportunity Fund, Inc. and subsidiaries as of March 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

May 29, 2013

34	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
March 31, 2013 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that

Annual Report | March 31, 2013	35

Additional Information	First Opportunity Fund, Inc.
March 31, 2013 (Unaudited)

such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

36	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Summary of Dividend Reinvestment Plan
March 31, 2013 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Annual Report | March 31, 2013	37

Board of Directors’ Approval of the Investment Advisory Agreement	First Opportunity Fund, Inc.
March 31, 2013 (Unaudited)

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 2, 2012, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

38	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreement
March 31, 2013

In advance of the November 2, 2012 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. The principal purpose of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 2, 2012 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in June, 2010, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund underperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average (“Dow Jones”) and NASDAQ Composite for the one-, three- and five-year periods ended September 30, 2011 and since June 2010 when the Advisers were engaged by the Fund. The Board further noted that the Fund underperformed its Peer Group for the one-, three- and five-year periods ended September 30, 2012. The Board also noted the Fund’s recent outperformance of the S&P 500, Dow Jones and NASDAQ Composite for the quarter ended September 30, 2012 as well as the Fund’s recent relative performance increases. The Board also noted that the sub-advisory agreement among the Fund, the Advisers and Wellington Management Company, LLP expired December 31, 2012 and the Advisers assumed advisory services for the entire portfolio after that time. The Board discussed with the Advisers the Fund’s

Annual Report | March 31, 2013	39

Board of Directors’ Approval of the Investment Advisory Agreement	First Opportunity Fund, Inc.
March 31, 2013 (Unaudited)

underperformance and to what extent the Advisers planned to make any adjustments to the Advisers’ investment strategies to counter the Fund’s underperformance. The Board was satisfied that the Advisers were appropriately focused on improving the investment performance of the Fund.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy, the Advisers’ stock skill selection, and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Although the Board concluded that recent modest growth in the Fund’s assets and the addition of the assets formally managed by Wellington Management, LLP had not resulted in any meaningful economies of scale with respect to the management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to obtain a voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee

40	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreement
March 31, 2013 (Unaudited)

payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2013. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2012, the Lola Trust and other entities affiliated with the Horejsi family held approximately 39.7% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

Annual Report | March 31, 2013	41

Directors and Officers	First Opportunity Fund, Inc.
March 31, 2013 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Dr. Dean L. Jacobson Age: 74	Class I Director	Term expires 2013; served since 2003.	President and CEO (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.
Richard I. Barr Age: 75	Lead Independent Director, Class III Director	Term expires 2015; served since 2001.	Retired (since 2001); various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002) and Lead Independent Director (since 2013), Boulder Growth & Income Fund, Inc.; Director (since 1999), Chairman (2003-2013), and Lead Independent Director (since 2013), Boulder Total Return Fund, Inc.; Director (since 2007) and Lead Independent Director (since 2013), The Denali Fund Inc.
Steven K. Norgaard Age: 48	Class I Director	Term expires 2013; served since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007) ATG Trust Company.	4	Director (since 2011), Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and The Denali Fund Inc.

42	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Directors and Officers
March 31, 2013 (Unaudited)

INTERESTED DIRECTORS**
Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney^ Age: 51	Chairman, Class II Director	Term expires 2014; served since 2003.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4	Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001) and Chairman (since 2013), Boulder Total Return Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.
Susan L. Ciciora** Age: 47	Class III Director	Term expires 2015; served since 2003.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).; Director (2006-2011), Boulder Growth & Income Fund, Inc.; Director (2001-2011), Boulder Total Return Fund, Inc.	4	Director (since 2007), The Denali Fund Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and The Denali Fund Inc.
**	Ms. Ciciora is considered an “interested person” as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of RMA, SIA and FAS.
^

Mr. Looney is presently being considered an “interested person” because of on-going negotiations which may lead to a material business relationship between Mr. Looney and entities affiliated with Stewart R. Horejsi and the Horejsi family.

Annual Report | March 31, 2013	43

Directors and Officers	First Opportunity Fund, Inc.
March 31, 2013 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 27, 2012. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 60	President	Appointed annually; served since 2003.	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisers, LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.
Nicole L. Murphey Age: 36	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice-President since 2008; served as Assistant Secretary since 2003.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.

44	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Directors and Officers
March 31, 2013 (Unaudited)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Lucas Foss** Age: 35	Chief Compliance Officer	Appointed annually; served since 2012.	Deputy Chief Compliance Officer (since August 2012), ALPS Fund Services; Chief Compliance Officer (since April 2012), Wakefield Alternative Series Trust; Chief Compliance Officer (since October 2012), ALPS Series Trust; Chief Compliance Officer (since September 2012), The Caldwell & Orkin Funds, Inc.; Compliance Manager (2010- 2012), ALPS Fund Services; Senior Compliance Analyst (2006-2009), ALPS Fund Services; various positions (2003 - 2004), Bisys Hedge Fund Services; and, various positions (2000 - 2003), Deutsche Asset Management. Certified Securities Compliance Professional (CSCP); Registered Representative, ALPS Distributors, Inc.
Stephanie J. Kelley Age: 56	Secretary and Assistant Compliance Officer	Appointed annually; served since 2003.	Secretary and Assistant Compliance Officer(since 2002), Boulder Growth & Income Fund, Inc.; Secretary and Assistant Compliance Officer (since 2000), Boulder Total Return Fund, Inc., Secretary and Assistant Compliance Officer (since 2007), The Denali Fund Inc.; Assistant Secretary, Assistant Compliance Officer, and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

**

Jennifer Welsh resigned as Chief Compliance Officer of the Fund, effective as of November 6, 2012. Mr. Foss was elected Chief Compliance Officer of the Fund via written consent of the Board of Directors dated November 30, 2012 and effective as of December 3, 2012.

Annual Report | March 31, 2013	45

Item 2. Code of Ethics.

As of the end of the period covered by this report, the First Opportunity Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

At a meeting of the board of directors held on February 1, 2013, the Registrant’s board of directors has determined that Steven K. Norgaard is qualified to serve as audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3. Prior to February 1, 2013, Joel W. Looney and Steven K. Norgaard were appointed to serve as audit committee financial experts. On February 1, 2013, Mr. Looney resigned as a member of the audit committee as he is presently being considered an “interested person” because of on-going negotiations which may lead to a material business relationship between Mr. Looney and the Horejsi Affiliates.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $98,000 and $98,000 for the fiscal years ended March 31, 2012 and March 31, 2013, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2012 and March 31, 2013, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $25,000 and $25,000 for the fiscal years ended March 31, 2012 and March 31, 2013, respectively.

(d) All Other Fees – The aggregated fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $15,000 and $0 for the fiscal years ended March 31, 2012 and March 31, 2013, respectively. These fees pertained to the restructuring of the Registrant’s hedge fund investments.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (1) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(e) (2) Percentage of Services. The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) 100%

(f) None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are
Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

Voting Policies and Procedures

5. Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES	The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.
Routine Elections	Although we typically vote for the election of directors in uncontested elections, we may vote against, or withhold, if applicable, if we believe the individual has not, or is not likely to in the future, deliver value to shareholders or protect shareholders’ interests due to the individual’s relationships, background or prior actions.	Generally FOR, but will review on a case-by-case basis
Board Classification	Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.	Generally AGAINST
Independence of Directors	The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.	We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.	In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.
Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.	We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Voting Policies and Procedures

Category	Guideline	Voting
Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as a potential an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.	We support recommendations where a portion of the remuneration is to be in the form of common stock. We generally do not support options for directors, and do not support retirement bonuses or benefits for directors.
MANAGEMENT COMPENSATION	Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.	Executive compensation will be considered on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.	We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.
Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes	Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.	Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS	Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.	We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares	It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.	Generally AGAINST.
Super-Majority Voting Provisions	Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.	Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares	Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.	Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals	Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.	Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees	Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.	Generally AGAINST.
Blank-cheque Preferred Shares	The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.	Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010, July 27, 2012.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective December 31, 2012, Rocky Mountain Advisers, LLC (“RMA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as co-advisers to the Fund and are collectively referred to as the “Advisers”. Wellington Management Company LLP (“Wellington Management”) served as an investment sub-adviser to a portion of the Fund from June 1, 2010 through December 31, 2012.

Stewart R. Horejsi and Brendon J. Fischer are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi and Mr. Fischer are referred to herein as the “Portfolio Managers”. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”), The Denali Fund Inc. (“DNY”) and the Boulder Total Return Fund, Inc. (“BTF”). As of March 31, 2013, BIF, DNY, and BTF had total assets, including leverage, of approximately $262.7 million, $119.1 million, and $392.1 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $804.5 million as of March 31, 2013. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for Boulder Investment Advisers, LLC (the co-adviser, together with SIA, to BIF, DNY and BTF) and SIA since 1999 and RMA since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since June 1, 2010.

Mr. Fischer joined RMA and BIA as the Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well. Prior to joining RMA and BIA, Mr. Fischer was an Associate and Senior Analyst with H.I.G. WhiteHorse in Dallas, Texas from 2005 until 2012.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio manager to BIF, DNY and BTF. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BIF, DNY, BTF and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Allocations of investments to and among the Fund, BIF, DNY and BTF are made in accordance with the investment allocation policies and procedures of the Advisers. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Funds. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates, as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B, which has engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, holds 4,769,782 shares of the Fund as of March 31, 2013. In addition, (i) the Stewart R. Horejsi Trust No. 2, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 2,169,602 shares of the Fund; (ii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owns 1,737,573 shares of the Fund; and (iii) the Mildred B. Horejsi Trust, a trust established by Mr. Horejsi’s mother and with respect to which Mr. Horejsi is a beneficiary, owns 2,725,929 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer directly owned 2,600 shares of the Fund as of March 31, 2013.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	June 7, 2013

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	June 7, 2013